SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of The Securities Act of 1934

      Date of Report (Date of earliest event reported): September 16, 1997

                                HEICO CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    FLORIDA                    1-4604                       65-0341002
    -------                    ------                       ----------
(State or other             (Commission                  (I.R.S. Employer
jurisdiction of             File Number)                Identification No.)
incorporation)

                   3000 TAFT STREET, HOLLYWOOD, FLORIDA 33021
                   ------------------------------------------
                         (Address of principal offices)

        Registrant's telephone number, including area code: 954/987-6101

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to a Stock Purchase Agreement, dated July 25, 1997 (the "Stock Purchase Agreement"), the Registrant, through a wholly-owned subsidiary, acquired on September 16, 1997, effective as of September 1, 1997, all of the outstanding capital stock of Northwings Accessories Corporation ("Northwings"), from all of the shareholders of Northwings. In consideration of this acquisition, the Registrant paid $6,956,502 in cash and 154,907 shares of the Registrant's common stock, having an aggregate fair value of $3,543,498, which purchase price was determined through arms-length negotiations. This acquisition is being accounted for using the purchase method of accounting.

Northwings is a Federal Aviation Administration authorized overhaul and repair facility servicing aircraft engine components and airframe accessories.

In connection with this acquisition, the Registrant entered into an employment agreement with Mr. Ramon Portela, a former shareholder of Northwings.

The source of the cash portion of the purchase price was the proceeds of the sale, by the Registrant, of a $10 million note receivable from US Diagnostic Inc., which the Registrant received in connection with the sale of its medical diagnostic imaging business in July 1996. The Registrant sold the note to a third party for the $10 million par value of the note, plus accrued interest.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements of businesses acquired
         The financial statements of Northwings Accessories Corporation required by Rule 3-05(b) of Regulation S-X are included as Exhibits 99.1 and 99.2.

     (b) Pro forma financial information
         The following unaudited pro forma consolidated condensed financial information is furnished in accordance with Article 11 of Regulation S-X:

         Introductory note to unaudited pro forma consolidated condensed financial statements (page 3).
         Unaudited pro forma consolidated condensed balance sheet as of July 31,
           1997 (page 4).
         Unaudited pro forma consolidated condensed statement of operations for the nine months ended July 31, 1997 (page 5).
         Unaudited pro forma consolidated condensed statement of operations For the year ended October 31, 1996 (page 6).

     (c) Exhibits

         2. Stock Purchase Agreement dated July 25, 1997, among HEICO Corporation, N.A.C. Acquisition Corporation, Northwings Accessories Corporation, Ramon Portela and Otto Neuman (without schedules).

         10.1 Registration Rights Agreement dated September 16, 1997.

         10.2 Employment and Non-compete Agreement dated September 16, 1997, by and between Northwings Accessories Corporation and Ramon Portela.

         10.3 Assignment of Promissory Note by and between HEICO Corporation and Forum Capital Markets, L.P.

         10.4 Second Amendment to the 6 1/2% Convertible Note, dated September 10, 1997, by and among US Diagnostic Inc., and HEICO Corporation.

         99.1 Financial statements of Northwings Accessories Corporation for the six months ended June 30, 1997.

         99.2 Financial statements of Northwings Accessories Corporation for the year ended December 31, 1996.

                       HEICO CORPORATION AND SUBSIDIARIES
                         INTRODUCTORY NOTE TO UNAUDITED
              PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated condensed balance sheet and statements of operations utilize the historical financial condition and results of operations of HEICO Corporation and subsidiaries as of July 31, 1997, and for the nine months then ended and for the year ended October 31, 1996. The unaudited pro forma consolidated condensed financial statements have been prepared on the basis summarized below:

/Bullet/ The unaudited pro forma consolidated condensed balance sheet as of July
         31, 1997, assumes that the Company's acquisition of all of the outstanding capital stock of Northwings Accessories Corporation had been consummated as of that date.

/Bullet/ The unaudited pro forma consolidated condensed statement of operations for the nine months ended July 31, 1997, assumes that the Company's acquisition of all of the outstanding capital stock of Northwings Accessories Corporation had been consummated as of the beginning of the nine-month period ended July 31, 1997.

/Bullet/ The unaudited pro forma consolidated condensed statement of operations for the year ended October 31, 1996, assumes that the Company's acquisition of all of the outstanding capital stock of Northwings Accessories Corporation had been consummated as of the beginning of the year ended October 31, 1996.

The unaudited pro forma consolidated condensed statements of operations are not necessarily indicative of actual operating results had the acquisition been made at the beginning of the periods presented or of future results of operations.

                       HEICO CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                               as of July 31, 1997
                                   (unaudited)

                                                                      Northwings
                                                   HEICO              Accessories        Pro Forma            Pro Forma
                                               Corporation (1)     Corporation (2)      Adjustments            Combined
                                               ---------------     ---------------    ---------------          --------
                 ASSETS
Current assets:
   Cash and cash equivalents                   $ 10,330,000         $   598,000       $2,643,000  (3)        $ 13,571,000
   Accounts receivable, net                       8,374,000           1,702,000         (100,000) (4)           9,976,000
   Inventories                                   17,282,000             441,000          100,000  (4)          17,823,000
   Prepaid expenses and other current assets      1,582,000              14,000               --                1,596,000
   Deferred income taxes                          2,062,000                  --           39,000  (4)           2,101,000
                                                -----------          ----------     ----------------         ------------
     Total current assets                        39,630,000           2,755,000        2,682,000               45,067,000

Note receivable                                  10,000,000                  --      (10,000,000) (5)                  --
Property, plant and equipment, net                7,734,000             399,000               --                8,133,000
Intangible assets, net                            5,156,000                  --        8,904,000  (4)          14,060,000
Unexpended bond proceeds                          5,361,000                  --               --                5,361,000
Other assets                                      2,939,000               3,000               --                2,942,000
                                                -----------          ----------     ----------------         ------------
     Total assets                               $70,820,000          $3,157,000       $1,586,000             $ 75,563,000
                                                ===========          ==========     ================        =============
  LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current maturities of long-term debt            $342,000             $55,000               --             $    397,000
   Trade accounts payable                         3,780,000             168,000               --                3,948,000
   Accrued expenses and other
     current liabilities                          5,622,000             165,000       $   50,000  (4)           5,837,000
   Income taxes payable                             132,000             445,000               --                  577,000
   Deferred income taxes payable                         --              98,000               --                   98,000
                                                -----------          ----------     ----------------        -------------
     Total current liabilities                    9,876,000             931,000           50,000               10,857,000
                                                -----------          ----------     ----------------        -------------

Long-term debt                                   10,546,000             169,000               --               10,715,000
                                                -----------          ----------     ----------------       --------------
Deferred income taxes                               796,000                  --               --                  796,000
                                                -----------          ----------     ----------------       --------------
Other non-current liabilities                     2,290,000                  --           50,000  (4)           2,340,000
                                                -----------          ----------     ----------------       --------------
Commitments and contingencies:

Shareholders' equity:
   Preferred stock, none issued                          --                  --               --                       --
   Common stock                                      54,000             125,000         (124,000) (6)              55,000
   Capital in excess of par value                31,929,000                  --        3,542,000  (6)          35,471,000
   Retained earnings                             18,271,000           1,932,000       (1,932,000) (6)          18,271,000
                                                -----------          ----------     ----------------       --------------
                                                 50,254,000           2,057,000        1,486,000               53,797,000
Less: Note receivable from employee
      savings and investment plan                (2,942,000)                 --               --               (2,942,000)
                                                -----------          ----------     ----------------      ---------------
     Total shareholders' equity                  47,312,000           2,057,000        1,486,000               50,855,000
                                                -----------          ----------     ----------------      ---------------
     Total liabilities and
      shareholders' equity                      $70,820,000          $3,157,000       $1,586,000              $75,563,000
                                                ===========          ==========     ================      ===============

See accompanying notes to unaudited pro forma consolidated financial statements

                       HEICO CORPORATION AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                     For the nine months ended July 31, 1997
                                  (unaudited)

                                                                   NORTHWINGS
                                                     HEICO         ACCESSORIES        PRO FORMA             PRO FORMA
                                                 CORPORATION (1)   CORPORATION (7)   ADJUSTMENTS             COMBINED
                                                 ------------      ------------     -------------         ------------
Net sales                                        $ 44,535,000      $  6,410,000                --         $ 50,945,000
                                                 ------------      ------------     -------------         ------------
Operating costs and expenses:
Cost of sales                                      30,389,000         3,321,000 *              --           33,710,000
Selling, general and administrative expenses        7,777,000         1,141,000 *   $      48,000 (8)        8,966,000
                                                 ------------      ------------     -------------         ------------

Total operating costs and expenses                 38,166,000         4,462,000            48,000           42,676,000
                                                 ------------      ------------     -------------         ------------
Income from operations                              6,369,000         1,948,000           (48,000)           8,269,000

Interest  expense                                    (319,000)          (20,000)             --               (339,000)
Interest and other income                           1,300,000            28,000          (361,000)(9)          967,000
                                                 ------------      ------------     -------------         ------------
Income before income taxes                          7,350,000         1,956,000          (409,000)           8,897,000

Income tax expense                                 (2,404,000)         (749,000)           23,000 (10)      (3,130,000)
                                                 ------------      ------------     -------------         ------------
Net income                                       $  4,946,000      $  1,207,000      ($   386,000)        $  5,767,000
                                                 ============      ============     =============         ============
Net income per share                             $       0.78              --               --            $       0.89
                                                 ============      ============     =============         ============
Weighted average number of common and
   common equivalent shares outstanding             6,343,216              --             154,907 (11)       6,498,123
                                                 ============      ============      ============         ============

See accompanying notes to unaudited pro forma consolidated financial statements

* Amounts have been reclassified to conform to classifications within HEICO Corporation's Consolidated Condensed Statement of Operations

                       HEICO CORPORATION AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                       For the year ended October 31, 1996
                                  (unaudited)

                                                                       NORTHWINGS
                                                    HEICO              ACCESSORIES          PRO FORMA            PRO FORMA
                                                 CORPORATION (12)      CORPORATION (13)    ADJUSTMENTS           COMBINED
                                                 -----------           -----------         -----------          -----------
Net sales                                        $34,565,000            $4,707,000                 --           $39,272,000
                                                 -----------            ----------          ---------           -----------
Operating costs and expenses:
Cost of sales                                     22,396,000             2,798,000 *               --            25,194,000
Selling, general and administrative expenses       7,657,000             1,137,000 *        $  37,000 (8)         8,831,000
                                                 -----------            ----------          ---------           -----------
Total operating costs and expenses                30,053,000             3,935,000             37,000            34,025,000
                                                 -----------            ----------          ---------           -----------
Income from operations                             4,512,000               772,000            (37,000)            5,247,000

Interest  expense                                   (185,000)              (26,000)                --              (211,000)
Interest and other income                          1,058,000                26,000           (400,000)(9)           684,000
                                                 -----------            ----------          ---------           -----------
Income from continuing operations
before taxes                                       5,385,000               772,000           (437,000)            5,720,000

Income tax expense                                (1,720,000)             (288,000)           (13,000)(10)       (2,021,000)
                                                 -----------            ----------          ---------           -----------
Net income from continuing operations              3,665,000               484,000           (450,000)            3,699,000

Net income from discontinued operations              963,000                    --                 --               963,000

Gain on sale of health care operations             5,264,000                    --                 --             5,264,000
                                                 -----------            ----------          ---------           -----------

Net income                                        $9,892,000            $  484,000          ($450,000)           $9,926,000
                                                 ===========            ==========          =========         =============
Net income per share:
From continuing operations                             $0.62                    --                 --                 $0.61

From discontinued operations                            0.17                    --                 --                  0.16

From gain on sale of health care operations             0.89                    --                 --                  0.87
                                                 -----------            ----------          ---------         -------------
Net income per share                                   $1.68                    --                 --                 $1.64
                                                 ===========            ==========          =========         =============
Weighted average number of common and
   common equivalent shares outstanding            5,903,151                    --            154,907 (11)        6,058,058
                                                 ===========            ==========          =========         =============

See accompanying notes to unaudited pro forma consolidated financial statements

* Amounts have been reclassified to conform to classifications within HEICO Corporation's Consolidated Condensed Statement of Operations

                       HEICO CORPORATION AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

(1) As reported in the Company's Form 10-Q as of and for the nine-month period ended July 31, 1997.

(2) Represents Northwings Accessories Corporation's balance sheet as of June 30, 1997.

(3) Represents the $2.6 million increase in cash resulting from the cash proceeds from the sale of the $10 million note receivable (see note 5), net of the cash portion of the purchase price, including acquisition costs.

(4) Represents the decrease in accounts receivable and increases in inventory, deferred income taxes, current liabilities and non-current liabilities, which are to record allowances and reserves utilizing the Company's methodology, as well as their fair market values and the excess of cost over the fair value of net assets acquired from the acquisition. The origins of the purchase cost and its allocation to assets and liabilities is as follows:

     Purchase costs:
       Cash paid                                               $6,957,000
       HEICO Corporation common stock issued (154,907 shares)   3,543,000
       Estimated acquisition costs                                400,000
                                                              -----------
         Total purchase costs                                 $10,900,000
                                                              ===========
     Allocation of purchase costs:
       Cash and cash equivalents                                 $598,000
       Accounts receivable                                      1,602,000
       Inventories                                                541,000
       Other current assets                                        14,000
       Deferred income taxes                                       39,000
       Property, plant & equipment                                399,000
       Other assets                                                 3,000
       Liabilities assumed                                      (1,200,000)
                                                               -----------
         Subtotal                                               1,996,000
       Excess of costs over the fair value of
         net assets acquired                                    8,904,000
                                                               ----------
         Total allocation of purchase costs                   $10,900,000
                                                              ===========

(5) Represents the sale of the $10 million note receivable from US Diagnostic Inc., to a third party, the proceeds of which were partially used to fund the acquisition.

(6) Represents the issuance of 154,907 additional HEICO Corporation common shares as a portion of the purchase price, net of the elimination of Northwings Accessories Corporation's common stock and retained earnings.

(7) Represents Northwings Accessories Corporation's statement of operations for the nine months ended June 30, 1997, which includes the three months ended December, 1996.

(8) Represents the amortization of the excess of costs over the fair value of net assets acquired over 20 years, net of the elimination of non-recurring shareholder expenses as follows:

                                               NINE MONTHS
                                                  ENDED         YEAR ENDED
                                              JULY 31, 1997   OCTOBER 31, 1996
                                              -------------   ----------------
      Amortization of excess of costs
        over the fair value of net assets
        acquired                                   $334,000          $445,000

      Elimination of non-recurring
        shareholder expenses                       (286,000)         (408,000)
                                              -------------   ---------------
                                                   $ 48,000          $ 37,000
                                              =============   ===============

(9) Represents the elimination of investment income from the $7.4 million cash used for the acquisition.

(10) Represents the incremental Federal and state income taxes associated with the increase in pre-tax income from the acquisition.

(11) Represents increase in common shares outstanding as a result of shares issued as part of the acquisition cost.

(12) As reported in the Company's Form 10-K for the fiscal year ended October 31, 1996.

(13) Represents Northwings Accessories Corporation's statement of operations for the year ended December 31, 1996.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             HEICO CORPORATION

Date:  September 30, 1997                    BY: /s/ THOMAS S. IRWIN
                                             ---------------------------------
                                                     Thomas S. Irwin
                                                     Executive Vice President
                                                     Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT                          DESCRIPTION
-------                          -----------

(c)  Exhibits

     2. Stock Purchase Agreement dated July 25, 1997, among HEICO Corporation, N.A.C. Acquisition Corporation, Northwings Accessories Corporation, Ramon Portela and Otto Neuman (without schedules).

     10.1  Registration Rights Agreement dated September 16, 1997.

     10.2 Employment and Non-compete Agreement dated September 16, 1997, by and between Northwings Accessories Corporation and Ramon Portela.

     10.3 Assignment of Promissory Note by and betweem HEICO Corporation and Forum Capital Markets, L.P.

     10.4 Second Amendment to the 6 1/2% Convertible Note, dated September 10, 1997, by and among US Diagnostic Inc., and HEICO Corporation.

     99.1 Financial statements of Northwings Accessories Corporation for the six months ended June 30, 1997.

     99.2 Financial statements of Northwings Accessories Corporation for the year ended December 31, 1996.